FORM OF WARRANT

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

G8WAVE HOLDINGS, INC.
COMMON STOCK PURCHASE WARRANT

January __, 2008

This certifies that, for good and valuable consideration, g8wave Holdings, Inc., a Delaware corporation (the “Company”), grants to _________ (the “Warrantholder”), the right to purchase from the Company ______ validly issued, fully paid and nonassessable shares (the “Warrant Shares”) of the Company’s Common Stock, $0.001 par value (the “Common Stock”), at the purchase price per share of $0.05 (the “Exercise Price”), exercisable at any time and from time to time during the period (the “Exercise Period”) commencing on the date hereof and ending at 5:00 P.M. Eastern Standard Time on the tenth (10th) day following the date hereof, all subject to the terms, conditions and adjustments herein set forth.

1.	DURATION AND EXERCISE OF WARRANT; PAYMENT OF TAXES; INFORMATION.

1.1	DURATION AND EXERCISE OF WARRANT.

(a) EXERCISE. This Warrant may be exercised in whole or in part by the Warrantholder by (i) the surrender of this Warrant to the Company, with a duly executed Exercise Form in the form attached hereto as Exhibit A specifying the number of Warrant Shares to be purchased, during normal business hours on any Business Day during the Exercise Period and (ii) the delivery of payment to the Company, for the account of the Company, by wire transfer to a bank account specified by the Company of the Exercise Price for the number of Warrant Shares specified in the Exercise Form.

(b) PROCEDURAL ISSUES. All Warrant Shares issued pursuant to this Section 1.1 shall be deemed to be issued to the Warrantholder as the record holder of such Warrant Shares as of the close of business on the Business Day on which this Warrant shall have been surrendered and payment received for the Warrant Shares. A stock certificate or certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Warrantholder as promptly as practicable, and in any event within ten Business Days, thereafter. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Warrantholder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical to this Warrant. No adjustments shall be made on Warrant Shares issuable on the exercise of this Warrant for any cash dividends paid or payable to holders of record of Common Stock prior to the date as of which the Warrantholder shall be deemed to be the record holder of such Warrant Shares.

1.2 PAYMENT OF TAXES. The issuance of certificates for Warrant Shares shall be made without charge to the Warrantholder for any stock transfer or other issuance tax in respect thereto; PROVIDED, HOWEVER, that the Warrantholder shall be required to pay any and all taxes which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Warrantholder as reflected upon the books of the Company.

2. RESTRICTIONS ON TRANSFER; RESTRICTIVE LEGENDS.

2.1 RESTRICTIONS ON TRANSFER; COMPLIANCE WITH SECURITIES LAWS. This Warrant and the Warrant Shares issued upon the exercise of this Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). The Warrantholder, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired solely for the Warrantholder’s own account and not as a nominee for any other party, and for investment, and that the Warrantholder will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or any state securities laws.

2.2 RESTRICTIVE LEGENDS. This Warrant shall (and each Warrant issued in substitution for this Warrant issued pursuant to Section 4 shall) be stamped or otherwise imprinted with a legend in substantially the following form:

“THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.”

Except as otherwise permitted by this Section 2, each stock certificate for Warrant Shares issued upon the exercise of any Warrant and each stock certificate issued upon the direct or indirect transfer of any such Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.”

Notwithstanding the foregoing, the Warrantholder may require the Company to issue a stock certificate for Warrant Shares without a legend if (i) such Warrant Shares have been registered for resale under the Securities Act or sold pursuant to Rule 144 under the Securities Act (or a successor rule thereto) or (ii) the Warrantholder has provided an opinion of counsel addressed to the Company and reasonably satisfactory to the Company that such registration is not required with respect to such Warrant Shares.

3. RESERVATION OF SHARES, ETC.

The Company covenants and agrees that all Warrant Shares which are issued upon the exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens, security interests, charges and other encumbrances with respect to the issue thereof, other than taxes in respect of any transfer occurring contemporaneously with such issue. The Company further covenants and agrees that, during the Exercise Period, the Company will at all times have authorized and reserved, and keep available free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

4. EXCHANGE, LOSS OR DESTRUCTION OF WARRANT.

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of such bond or indemnification as the Company reasonably may require, and, in the case of such mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor. The term “Warrant” as used in this agreement shall be deemed to include any Warrants issued in substitution or exchange for this Warrant.

5. OWNERSHIP OF WARRANT.

The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary.

6. CERTAIN ADJUSTMENTS.

6.1 The number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment as follows:

(a) STOCK DIVIDENDS. If at any time prior to the earlier of the exercise of this Warrant in full and the expiration of the Exercise Period (i) the Company shall fix a record date for the issuance of any stock dividend payable in shares of Common Stock or (ii) the number of shares of Common Stock shall have been increased by a subdivision or split-up of shares of Common Stock, then, on the record date fixed for the determination of holders of Common Stock entitled to receive such dividend or immediately after the effective date of subdivision or split-up, as the case may be, the number of shares of Common Stock to be delivered upon exercise of this Warrant will be increased so that the Warrantholder will be entitled to receive the number of shares of Common Stock that such Warrantholder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (e).

(b) COMBINATION OF STOCK. If at any time prior to the earlier of the exercise of this Warrant in full and the expiration of the Exercise Period the number of shares of Common Stock outstanding shall have been decreased by a combination of the outstanding shares of Common Stock, then, immediately after the effective date of such combination, the number of shares of Common Stock to be delivered upon exercise of this Warrant will be decreased so that the Warrantholder thereafter will be entitled to receive the number of shares of Common Stock that such Warrantholder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (e).

(c) REORGANIZATION, ETC. If at any time prior to the earlier of the exercise of this Warrant in full and the expiration of the Exercise Period, any reclassification of the Common Stock shall be effected in such a way that the holders of Common Stock shall be entitled to receive stock or other securities (the “Other Securities”) with respect to or in exchange for Common Stock, then, this Warrant shall be deemed to be exercisable for such Other Securities.

(d) FRACTIONAL SHARES. No fractional shares of Common Stock or scrip shall be issued to any Warrantholder in connection with the exercise of this Warrant. Instead of any fractional shares of Common Stock that would otherwise be issuable to such Warrantholder, the Company will pay to such Warrantholder a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest of the closing price per share of Common Stock as listed on the OTC Bulletin Board as of the date on which the Warrant was exercised.

(e) EXERCISE PRICE ADJUSTMENT. Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant is adjusted, as herein provided, the Exercise Price payable upon the exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and the denominator of which shall be the number of Warrant Shares purchasable immediately thereafter.

(f) NO DUPLICATE ADJUSTMENTS. Notwithstanding anything else to the contrary contained herein, in no event will an adjustment be made under the provisions of this Section 6 to the number of Warrant Shares issuable upon exercise of this Warrant or the Exercise Price for any event if an adjustment having substantially the same effect to the Warrantholder as any adjustment that otherwise would be made under the provisions of this Section 6 is made by the Company for any such event to the number of shares of Common Stock (or other securities) issuable upon exercise of this Warrant or the Exercise Price.

6.2 NO ADJUSTMENT FOR DIVIDENDS. Except as provided in Section 6.1, no adjustment in respect of any dividends shall be made during the term of the Warrant or upon the exercise of this Warrant.

6.3 NOTICE OF ADJUSTMENT. Whenever the number of Warrant Shares or the Exercise Price of such Warrant Shares is adjusted, as herein provided, the Company shall promptly mail by first class, postage prepaid, to the Warrantholder, notice of such adjustment or adjustments and a certificate of the chief financial officer of the Company setting forth the number of Warrant Shares and the Exercise Price of such Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

7. DEFINITIONS.

As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

BUSINESS DAY: any day other than a Saturday, Sunday or a day on which national banks are authorized by law to close in the City of New York, State of New York.

EXERCISE FORM: an Exercise Form in the form annexed hereto as Exhibit A.

EXERCISE PRICE: the meaning specified on the cover of this Warrant, as such price may be adjusted pursuant to Section 6 hereof.

SECURITIES ACT: the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act of 1933, as amended, shall include a reference to the comparable section, if any, of any successor federal statute.

8. MISCELLANEOUS.

8.1 ENTIRE AGREEMENT. This Warrant constitutes the entire agreement between the Company and the Warrantholder with respect to this Warrant, and supersedes all prior agreements and understandings, both written and oral, with regard to the subject matter hereof.

8.2 BINDING EFFECTS; BENEFITS. This Warrant shall inure to the benefit of and shall be binding upon the Company and the Warrantholder and their respective successors and permitted assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company and the Warrantholder, or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

8.3 AMENDMENTS AND WAIVERS. This Warrant may not be modified or amended except by an instrument or instruments in writing signed by the Company and the Warrantholder. Either the Company or the Warrantholder may, by an instrument in writing, waive compliance by the other party with any term or provision of this Warrant on the part of such other party hereto to be performed or complied with. The waiver by any such party of a breach of any term or provision of this Warrant shall not be construed as a waiver of any subsequent breach.

8.4 SECTION AND OTHER HEADINGS. The section and other headings contained in this Warrant are for reference purposes only and shall not be deemed to be a part of this Warrant or to affect the meaning or interpretation of this Warrant.

8.5 FURTHER ASSURANCES. Each of the Company and the Warrantholder shall do and perform all such further acts and things and execute and deliver all such other certificates, instruments and documents as the Company or the Warrantholder may, at any time and from time to time, reasonably request in connection with the performance of any of the provisions of this Warrant.

8.6 NOTICES. All notices and other communications required or permitted to be given under this Warrant shall be in writing and shall be deemed to have been duly given if delivered personally or sent by United States mail, postage prepaid, to the parties hereto at the following addresses or to such other address as any party hereto shall hereafter specify by notice to the other party hereto:

(a) if to the Company, addressed to:

g8wave Holdings, Inc.
126 Brookline Ave. Suite 201
Boston, MA 02215
Attention: Chief Financial Officer

(b) if to the Warrantholder, addressed to the Warrantholder’s address in the Company’s records.

Except as otherwise provided herein, all such notices and communications shall be deemed to have been received on the date of delivery thereof, if delivered personally, or on the third Business Day after the mailing thereof.

8.7 SEVERABILITY. Any term or provision of this Warrant which is invalid or unenforceable in a jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the terms and provisions of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

8.8 GOVERNING LAW. This Warrant shall be governed by and interpreted in accordance with the laws of the State of Delaware, except as they may be preempted by federal law. In any action brought or arising out of this Warrant, the Warrantholder and the Company hereby consent to the jurisdiction of any federal or state court having proper venue within the State of Delaware and also consent to the service of process by any means authorized by Delaware or federal law.

8.9 TERMINATION. This Warrant shall expire at 5:00 P.M. Eastern Standard Time, on the tenth (10th) day following the date hereof.

8.10 NO RIGHTS OR LIABILITIES AS STOCKHOLDER. Nothing contained in this Warrant shall be determined as conferring upon the Warrantholder any rights as a stockholder of the Company until the Warrantholder exercises this Warrant in whole or in part, or as imposing any liabilities on the Warrantholder to purchase any securities whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

[Signature page follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

g8wave Holdings, Inc.

By: _________________________________
Name:
Title:

EXHIBIT A

EXERCISE FORM

(To be executed upon exercise of this Warrant)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase Warrant Shares and herewith tenders payment for _______ of the Warrant Shares to the order of g8wave Holdings, Inc. in the amount of $_________ in accordance with the terms of this Warrant.

The undersigned requests that a certificate (or certificates) for such Warrant Shares be registered in the name of the undersigned and that such certificate (or certificates) be delivered to the undersigned's address below.

In exercising this Warrant, the undersigned hereby confirms and acknowledges that the Warrant Shares are being acquired for investment solely for the account of the undersigned and not as a nominee for any other party, and that the undersigned will not offer, sell or otherwise dispose of any such Warrant Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

Dated: ________________________

Signature

(Print Name)

(Street Address)

(City) (State) (Zip Code)

If said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder.